SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2004

NUMEREX CORP.

(Exact Name of Issuer as Specified in Charter)

Pennsylvania	0-22920	11-2948749

(State or other jurisdiction or incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Parkwood Circle
Suite 200
Atlanta, Georgia

(Address of principal executive offices)

30339

(Zip code)

(770) 693-5950

(Registrant’s telephone number, including area code)

Item 5.	Other Events and Required FD Disclosure.

On August 10, 2004, Numerex Corp. issued a press release announcing the appointment of a new independent director to its board of directors. The press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number Referred
to in Item 601 of
Regulation S-K	Description
99.1	Press Release dated August 10, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUMEREX CORP. (Registrant)

/s/ Alan Catherall Alan Catherall Chief Financial Officer

Date: August 10, 2004